SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material under Rule 14a-12

The Hennessy Funds, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

THE HENNESSY FUNDS, INC.	THE HENNESSY MUTUAL FUNDS, INC.
Hennessy Balanced Fund	Hennessy Cornerstone Growth Fund
Hennessy Total Return Fund	Hennessy Focus 30 Fund
Hennessy Cornerstone Value Fund

HENNESSY FUNDS TRUST

Hennessy Cornerstone Growth Fund, Series II

The Courtyard Square
750 Grant Avenue
Suite 100
Novato, California 94945

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 9, 2005

To The Shareholders of the Above Named Funds:

        We invite you to attend a special meeting (the “Special Meeting”) of shareholders of each of the series listed above (each, a “Fund” and collectively, the “Funds”), of The Hennessy Funds, Inc., a Maryland corporation (“Hennessy Funds”), The Hennessy Mutual Funds, Inc., a Maryland corporation (the “Hennessy Mutual Funds”), and Hennessy Funds Trust, a Delaware statutory trust (the “Hennessy Trust”). The Special Meeting will be held at The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, on September 9, 2005, at 9:00 a.m., local time, for the following purposes:

1.	to approve new investment advisory agreements between Hennessy Funds, Hennessy Mutual Funds and Hennessy Trust, on behalf of each of their respective Funds, and Hennessy Advisors, Inc.; and

2.	to consider and act upon any other business that properly comes before the Special Meeting or any adjournment or postponement thereof.

        We have enclosed with this proxy statement a proxy card solicited by the Boards of Directors/Trustees of Hennessy Funds, Hennessy Mutual Funds and Hennessy Trust. Your vote is important, no matter how many shares you own. Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions under “Frequently Asked Questions” to vote by phone or via the Internet. You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Special Meeting.

        We look forward to seeing you at the Special Meeting.

THE HENNESSY FUNDS, INC. THE HENNESSY MUTUAL FUNDS, INC. HENNESSY FUNDS TRUST /s/ Daniel B. Steadman Daniel B. Steadman Secretary

Novato, California
August 8, 2005

THE HENNESSY FUNDS, INC.	THE HENNESSY MUTUAL FUNDS, INC.
Hennessy Balanced Fund	Hennessy Cornerstone Growth Fund
Hennessy Total Return Fund	Hennessy Focus 30 Fund
Hennessy Cornerstone Value Fund

HENNESSY FUNDS TRUST

Hennessy Cornerstone Growth Fund, Series II

The Courtyard Square
750 Grant Avenue
Suite 100
Novato, California 94945

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 9, 2005

        This proxy statement is furnished in connection with the solicitation of proxies by the Boards of Directors/Trustees (collectively, the “Board”) of The Hennessy Funds, Inc., a Maryland corporation (“Hennessy Funds”), Hennessy Mutual Funds, Inc., a Maryland corporation ( “Hennessy Mutual Funds”), and Hennessy Funds Trust, a Delaware statutory trust ( “Hennessy Trust”), on behalf of their separate series named above (each a “Fund” and collectively, the “Funds”), to be voted at the Special Meeting of Shareholders of the Funds (the “Special Meeting”), to be held at The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, on September 9, 2005, at 9:00 a.m., local time, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The mailing of the Notice of Special Meeting, this proxy statement and the accompanying proxy card will take place on or about August 8, 2005.

        Each of the executive officers of the Funds, Neil J. Hennessy, Teresa M. Nilsen, Daniel B. Steadman, Harry F. Thomas and Frank Ingarra, Jr., beneficially owns shares of Hennessy Advisors, Inc., the investment adviser to each Fund (“Hennessy Advisors”). Accordingly, they have an interest in the approval of the new investment advisory agreements.

        Proxies will be solicited by mail, telephone and personally. Hennessy Advisors will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Fund. You may revoke your proxy at any time before it is exercised by giving the Fund’s Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting. Your attendance at the Special Meeting does not automatically revoke your proxy.

FREQUENTLY ASKED QUESTIONS

Why have I received this proxy statement?

        The Board has sent you this proxy statement to ask for your vote as a shareholder of one or more of the Funds regarding the approval of a new investment advisory agreement.

        Hennessy Advisors has filed a registration statement with the Securities and Exchange Commission in anticipation of making a public offering of its shares. Upon completion of the public offering, Neil Hennessy, who currently owns 39.4% of the outstanding shares of Hennessy Advisors, may own less than 25% of the outstanding shares of Hennessy Advisors.  Under the Investment Company Act of 1940 (the “1940 Act”), such a change will result in the automatic termination of the current investment advisory agreement covering each Fund.

Who is entitled to vote?

        If you owned shares of a Fund as of the close of business on the record date of July 31, 2005 (the “Record Date”), then you are entitled to vote. You will be entitled to one vote for each share that you own on the Record Date.

How do I vote my shares?

        For your convenience, you may vote your shares in the following four ways.

        In Person: You may vote your shares in person at the Special Meeting if you attend.

        By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mailing it in the enclosed postage-paid envelope.

        By Telephone: You may vote your shares by telephone. To do so, please have your proxy card available and call the toll-free number on the proxy card. Enter your control number from your proxy card and follow the simple instructions.

        Via the Internet: You may vote your shares via the Internet. To do so, please have your proxy card available and go to the website shown on the proxy card. Follow the simple instructions found on the website.

How will proxies be solicited?

        The Funds will solicit proxies by mail. In addition, certain of the Funds’ officers and employees may solicit by telephone and personally. These officers and employees will not be paid specifically for soliciting proxies. Hennessy Advisors will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials, as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of each Fund. Hennessy Advisors will retain, at its expense, D.F. King & Co., Inc. to assist in the solicitation of proxies.

How many shares of each Fund are entitled to vote?

        As of the Record Date, the number of shares of each Fund entitled to vote at the Special Meeting was as follows:

Fund	Number of Shares
Cornerstone Growth Fund
Focus 30 Fund
Cornerstone Value Fund
Balanced Fund
Total Return Fund
Cornerstone Growth Fund, Series II

What happens if other matters come up at the Special Meeting?

        The matter described in this proxy statement is the only matter that we know of that will be voted on at the Special Meeting. If other matters are properly presented at the Special Meeting, the proxyholders named in the proxy card will vote your shares as they see fit.

What happens if the Special Meeting is adjourned?

        The Special Meeting could be adjourned if, for example, a quorum does not exist or if a quorum exists but sufficient votes to approve an investment advisory agreement are not received. For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

What constitutes a quorum?

        A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business.

        The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Fund that is a series of Hennessy Trust and the presence in person or by proxy of the holders of record of a majority of the outstanding shares entitled to vote of the Funds that are series of Hennessy Funds and Hennessy Mutual Funds constitute a quorum at the Special Meeting, permitting action to be taken.

Is the change in investment advisers a taxable transaction?

        The proposed change in investment advisers is a non-event for tax purposes and thus, is not a taxable transaction.

What happens if I sign and return my proxy card but do not mark my vote?

        Neil J. Hennessy and/or Daniel B. Steadman, as proxies, will vote your shares “for” the new investment advisory agreement.

May I revoke my proxy?

        You may revoke your proxy at any time before it is exercised by giving the Fund’s Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting. Your attendance at the Special Meeting does not automatically revoke your proxy.

Who will count the votes?

        Management Information Services, 60 Research Road, Hingham, Massachusetts 02043, will count the votes and act as inspector of elections.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        As of the Record Date, the officers of each Fund and members of the Board as a group (8 persons) owned an aggregate of less than 1% of the then outstanding shares of each Fund.

        As of the Record Date, the following shareholders beneficially owned more than 5% of the then outstanding shares of each Fund:

Hennessy Cornerstone Growth Fund

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
	______	_____%
	________	_____%

Hennessy Focus 30 Fund

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
	______	_____%
	________	_____%

Hennessy Cornerstone Value Fund

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
	______	_____%
	________	_____%

Hennessy Balanced Fund

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
	______	_____%
	________	_____%

Hennessy Total Return Fund

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
	______	_____%
	________	_____%

Hennessy Cornerstone Growth Fund, Series II

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Charles Schwab & Co., Inc.	______	_____%
Special Custody Account FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
National Financial Services Corporation	________	_____%
200 Liberty Street
1 World Financial Center NYSD
New York, NY 10281-1003

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
FOR THE FUNDS

        You are being asked to approve new investment advisory agreements (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between each of Hennessy Funds, Hennessy Mutual Funds and Hennessy Trust, on behalf of their respective Funds, and Hennessy Advisors, each Fund’s investment adviser.

        Hennessy Advisors currently acts as the investment adviser to the Funds pursuant to three investment advisory agreements (each a “Current Advisory Agreement,” and collectively, the “Current Advisory Agreements”). The Board most recently approved the Current Advisory Agreements on the following dates:

Fund	Date of Most Recent Board Approval
The Hennessy Funds, Inc., on behalf of:
Hennessy Balanced Fund	March 8, 2005
Hennessy Total Return Fund
Hennessy Mutual Funds, Inc., on behalf of:
Hennessy Cornerstone Value Fund	March 8, 2005
Hennessy Cornerstone Growth Fund
Hennessy Focus 30 Fund
Hennessy Funds Trust, on behalf of:
Hennessy Cornerstone Growth Fund, Series II	April 15, 2005

Why are shareholders of the Funds being asked to approve New Advisory Agreements?

        Hennessy Advisors recently filed a registration statement with the Securities and Exchange Commission (“SEC”) in anticipation of making a public offering of its securities (the “Offering”). As part of the Offering, certain shareholders of Hennessy Advisors, including Neil J. Hennessy, plan to sell a portion of their shares of Hennessy Advisors. Provisions of the Investment Company Act of 1940 (the “1940 Act”) and SEC interpretations of these provisions provide:

•	All mutual fund investment advisory agreements automatically terminate if they are assigned.

•	Assignments of investment advisory agreements include transfers of a controlling block (more than 25%) of an investment adviser’s outstanding voting securities.

•	Investment advisers that make a public offering of a controlling block of their outstanding voting securities resulting in a shareholder who owned more than 25% prior to the offering owning less than 25% after the offering have assigned their mutual fund investment advisory agreements.

        Since (1) the Offering is likely to be more than 25% of the outstanding shares of Hennessy Advisors; (2) Neil J. Hennessy currently owns more than 25% of the shares of Hennessy Advisors; and (3) after the Offering, Mr. Hennessy is likely to own less than 25% of the shares of Hennessy Advisors, the completion of the Offering is likely to constitute an assignment and termination of the Current Advisory Agreements under the 1940 Act. The 1940 Act dictates this result despite the fact that Neil J. Hennessy will be selling only a small percentage of his shares of Hennessy Advisors in the Offering and will remain the largest shareholder of Hennessy Advisors after the Offering.

        In anticipation of the Offering, the Boards of Hennessy Funds, Hennessy Mutual Funds and Hennessy Trust met in person at a joint meeting on July 25, 2005 and approved the New Advisory Agreements and determined that the New Advisory Agreements be submitted to each Fund’s shareholders for their approval.

How does the Proposal affect shareholders of the Funds?

        The Offering and the New Advisory Agreements are not expected to have any effect on shareholders of the Funds.  In particular, the terms of the New Advisory Agreements are identical to those of the Current Advisory Agreements, except for the dates of execution and termination. No changes are proposed to the level of services Hennessy Advisors currently provides to the Funds nor to the fees payable by each Fund for those services. Hennessy Advisors has informed the Board that it does not anticipate any changes in the portfolio managers or the portfolio management teams of the Funds as a result of the Offering. Further, there are no changes contemplated to the Funds’ investment goals or strategies.

What are the terms of the New Advisory Agreements?

        As indicated above, the terms of the New Advisory Agreements approved by the Board and proposed for shareholder approval are substantially identical to those of the Current Advisory Agreements. Hennessy Advisors will continue to serve as investment adviser to each Fund, retain ultimate responsibility for the management of the Fund and provide investment oversight and supervision. These investment management services will be identical to the services provided under the Current Advisory Agreements and Hennessy Advisors’ compensation for these services, expressed as an annual rate of each applicable Fund’s net assets, will remain unchanged under the New Advisory Agreements.  The advisory fee rates payable by each Fund to Hennessy Advisors under the Current Advisory Agreements and the New Advisory Agreements are:

Fund	Investment Advisory Fee (as a percentage of fund net assets)
Cornerstone Growth Fund	0.74%
Cornerstone Growth Fund, Series II	0.74%
Cornerstone Value Fund	0.74%
Focus 30 Fund	0.74%
Balanced Fund	0.60%
Total Return Fund	0.60%

        * Prior to June 30, 2005, the annual investment advisory fee paid by the Focus 30 Fund was 1.00% of the Focus 30 Fund’s average daily net asset.

        The investment advisory fees paid by each Fund to Hennessy Advisors during each Fund’s most recent full fiscal year were:

Fund	Investment Advisory Fee
Cornerstone Growth Fund	$6,575,291
Cornerstone Growth Fund, Series II	N/A*
Cornerstone Value Fund	487,961
Focus 30 Fund	931,767*
Balanced Fund	117,925
Total Return Fund	232,795

        * Hennessy Advisors did not become the investment adviser to the Cornerstone Growth Fund, Series II until July 1, 2005. Prior to June 30, 2005, the annual investment advisory fee paid by the Focus 30 Fund was 1.00% of the Focus 30 Fund’s average daily net assets.

        Under the New Advisory Agreements, Hennessy Advisors will determine, subject to the general supervision of the Board and in accordance with each Fund’s investment objectives and restrictions, which securities are to be purchased and sold by each Fund and which brokers are eligible to execute these portfolio transactions. Allocation of transactions to broker-dealers is determined by Hennessy Advisors in its best judgment and in a manner deemed fair and reasonable to shareholders.

        Each Current Advisory Agreement had an initial term of two years and could be renewed annually thereafter by the approval of a majority of the respective Directors/Trustees, including a majority of the independent board members.  Each New Advisory Agreement will run for an initial term of two years and may be renewed annually thereafter so long as it is approved by a majority of the Directors/Trustees, including a majority of the independent board members. Like the Current Advisory Agreements, the New Advisory Agreements are terminable at any time without penalty on 60 days’ written notice by the Board, by vote of a majority of the outstanding shares of a Fund or by Hennessy Advisors. The New Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

        Like the Current Advisory Agreements, the New Advisory Agreements provide that Hennessy Advisors, at its own expense and without reimbursement from any Fund, will furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing each Fund and maintaining its organization. Also like the Current Advisory Agreements, the New Advisory Agreements provide that Hennessy Advisors will not be liable to a Fund or a Fund’s shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The New Advisory Agreements also provides that Hennessy Advisors and the officers, directors/trustees and employees of Hennessy Advisors may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render services to others.

Description of Hennessy Advisors

        Hennessy Advisors has been providing investment advisory services since 1990. Hennessy Advisors currently acts as the investment adviser for each of the Funds and had approximately $1.67 billion in assets under management as of July 1, 2005.

        Neil J. Hennessy is primarily responsible for the day-to-day management of the portfolio of each Fund and for developing and executing each Fund’s investment program. Mr. Hennessy has been the President, Chief Executive Officer and Chairman of the Board of Hennessy Advisors since its organization in 1989. The business address of Hennessy Advisors and each principal executive officer and director of Hennessy Advisors is: The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945. The principal occupation(s) of the officers and directors of Hennessy Advisors for the past five years is set forth below.

Name	Principal Occupation(s)
Neil J. Hennessy	President, Chief Executive Officer, and Director of
Hennessy Advisors, and Director/Trustee, President
and Portfolio Manager of Hennessy Funds since 1996,
Hennessy Mutual Funds since 2000 and Hennessy Funds
Trust since July 1, 2005
Teresa M. Nilsen	Executive Vice President, Chief Financial Officer,
Secretary, and Director of Hennessy Advisors, and
Executive Vice President and Treasurer of Hennessy
Funds, Hennessy Mutual Funds and Hennessy Funds Trust
Daniel B. Steadman	Executive Vice President and Director of Hennessy
Advisors, and Executive Vice President and Secretary
of Hennessy Funds, Hennessy Mutual Funds and Hennessy
Funds Trust
Henry Hansel	Director of Hennessy Advisors, and President of The
Hansel Dealer Group
Brian A. Hennessy	Director of Hennessy Advisors, and self-employed
dentist
Daniel G. Libarle	Director of Hennessy Advisors and Owner and President
of Lace House Linen, Inc.
Rodger Offenbach	Director of Hennessy Advisors and Owner of Ray's
Catering and Marin-Sonoma Picnics
Thomas L. Seavey	Director of Hennessy Advisors and manager of
Continental Sports Group

Neil J. Hennessy and Brian A. Hennessy are brothers.

The following chart provides information about the Directors/Trustees of the Board and officers who are also officers, employees, directors, general partners, or shareholders of Hennessy Advisors:

Name	Position with the Funds	Position with Hennessy Advisors
Neil J. Hennessy	Director/Trustee, President and	President, Chief Executive Officer,
	Portfolio Manager of Hennessy Funds	and Director
since 1996, Hennessy Mutual Funds
since 2000 and Hennessy Funds Trust
since July 1, 2005.
Teresa M. Nilsen	Executive Vice President and	Executive Vice President, Chief
	Treasurer of Hennessy Funds,	Financial Officer, Secretary, and
	Hennessy Mutual Funds, and Hennessy	Director
Funds Trust
Daniel B. Steadman	Executive Vice President and	Executive Vice President and Director
Secretary of Hennessy Funds,
Hennessy Mutual Funds, and Hennessy
Funds Trust

Required Vote

        To become effective with respect to a particular Fund, the New Advisory Agreement must be approved by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of that Fund. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of a Fund means the vote of the holders of the lesser of (1) 67% or more of the Fund’s shares present at the Special Meeting or represented by proxy if the holders of 50% or more of the Fund’s shares are so present or represented; or (2) more than 50% of the Fund’s outstanding shares. Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present. The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the Fund’s outstanding shares are present, has no effect if (1) above is applicable and has the same effect as a vote against the New Advisory Agreement if (2) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the New Advisory Agreement regardless of whether (1) or (2) above is applicable. If a Fund’s shareholders do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect until the completion of the Offering, at which time the applicable Board will consider such alternative actions, if any, as are in the best interests of each Fund.

        The approval of each New Advisory Agreement is expressly conditioned upon the completion of the Offering. If the New Advisory Agreement is approved by a Fund’s shareholders, but the Offering is not completed, the Current Advisory Agreement will remain in effect.

Recommendation

        At a joint meeting of the Boards of Hennessy Funds, Hennessy Mutual Funds and Hennessy Trust held on July 25, 2005, each Board, including all of the independent Directors/Trustees, approved the New Advisory Agreements.

        The Board reviewed and discussed the specific services provided by Hennessy Advisors, concluding that Hennessy Advisors:

•	provides formula driven investment management for the Funds and directs and oversees the trading of securities within and rebalancing of the portfolios of the Funds;

•	continues to retain the services of the Funds’ Chief Compliance Officer and makes all reasonable efforts to ensure that the Funds are in compliance with applicable securities laws;

•	oversees distribution of the Funds through third-party broker/dealers and independent financial institutions for which it compensates these third party distributors under a pre-determined contractual agreement; and

•	oversees those third party service providers that support the Funds in providing fund accounting, fund administration, fund distribution, transfer agency and custodial services.

        The Board also: (1) compared the performance of each Fund to benchmark indices over various periods of time and concluded that the performance of each Fund warranted the approval of each New Advisory Agreement; (2) compared the expense ratios of funds similar in asset size and investment objective to each of the Funds and concluded the expenses of each Fund were reasonable and warranted approval of each New Advisory Agreement; (3) compared the fees charged by Hennessy Advisors to the Funds with the investment advisory fees paid to other investment advisors by funds similar in asset size and investment objective to each of the Funds and concluded the advisory fees of each Fund were reasonable and warranted approval of each New Advisory Agreement; and (4) considered the profitability of Hennessy Advisors with respect to each Fund, and concluded that the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

        The Board also considered the extent to which economies of scale would be realized as the Funds grew and whether fee levels reflect those economies of scale for the benefit of Fund shareholders. With respect to each Fund, the Board determined that the Fund had not yet grown in size sufficient to achieve economies of scale that would warrant including breakpoints in the New Advisory Agreements.

        The Board also considered that Hennessy Advisors has separate servicing agreements for the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Value Fund and the Cornerstone Growth Fund, Series II pursuant to which Hennessy Advisors:

•	maintains an "800" number that current Fund shareholders may call to ask questions about these Funds or their accounts with the Funds;

•	assists shareholders in processing exchange and redemption requests;

•	assists shareholders in changing dividend options, account designations and addresses;

•	responds generally to questions of shareholders; and

•	provides other similar services that the Funds may request.

Pursuant to these servicing agreements, Hennessy Advisors receives an annual servicing fee from each above-named Fund of 0.10% of the Fund’s average daily net assets. The servicing fees paid by the Cornerstone Growth Fund and the Cornerstone Value Fund to Hennessy Advisors in each Fund’s most recent full fiscal year were $888,553 and $125,915, respectively. The Focus 30 Fund and Cornerstone Growth Fund, Series II did not enter into servicing agreements with Hennessy Advisors until June 30, 2005 and July 1, 2005, respectively.

12

        The Board also considered the fact that Hennessy Advisors derived benefits from “soft dollar” arrangements whereby brokers that executed portfolio transactions for the Funds provided research to Hennessy Advisors, with the value of such research being approximately $120,000 annually.

        Based upon its review, each Board concluded that each New Advisory Agreement is reasonable, fair and in the best interests of each applicable Fund and the Fund’s shareholders, and the fees provided under each New Advisory Agreement are fair and reasonable. Accordingly, each Board recommends a vote “FOR” the approval of the New Advisory Agreements with respect to the Funds.

ADMINISTRATOR AND PRINCIPAL UNDERWRITER

        The Funds’ administrator is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Funds’ underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

RECEIPT OF SHAREHOLDER PROPOSALS

        Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Funds of any such proposal. Since the Funds do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Funds a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in the Funds’ proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

        Each Board knows of no other matters that may come before the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

        You may request a copy of the Funds’ most recent annual report and semi-annual report succeeding the annual report, if any, by writing to Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945 Attention: Corporate Secretary, or by calling 1-800-922-0224. The Funds will furnish these copies free of charge.

THE HENNESSY FUNDS, INC. THE HENNESSY MUTUAL FUNDS, INC. HENNESSY FUNDS TRUST /s/ Daniel B. Steadman Daniel B. Steadman Secretary

Novato, California
August 8, 2005

HENNESSY CORNERSTONE GROWTH FUND	3 EASY WAYS TO VOTE YOUR PROXY
c/o PROXY TABULATOR
P.O. BOX 9132	Vote by Mail: Check the appropriate boxes on the reverse side of this proxy card,
HINGHAM, MA 02043-9132	date and sign below and return in the postage-paid envelope provided.
Vote by Phone: Call toll free 1-800-690-6903. Follow the recorded instructions.
Vote via the Internet: Log on to www.proxyweb.com. Follow the on-screen instructions.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
HENNESSY CORNERSTONE GROWTH FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned constitutes and appoints Neil J. Hennessy and Daniel B. Steadman, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of stock of the Hennessy Cornerstone Growth Fund (the “Fund”) held of record by the undersigned on July 31, 2005, as designated below, at the Special Meeting of Shareholders of the Fund to be held on at 750 Grant Avenue, Suite 100, Novato, California 94945 on September 9, 2005 at 9:00 a.m., local time, and at any adjournments or postponements thereof.

        This proxy will be voted as specified. If no specification is made, this proxy will be voted “FOR” the proposal. By voting by telephone, via the Internet or by signing and dating this proxy card, you authorize the proxies to vote the proposal as indicated or marked, or if not indicated or marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please vote (1) by telephone; (2) via the Internet; or (3) by completing and mailing this proxy card at once in the enclosed envelope. If you vote by telephone or via the Internet, you do not need to mail in your proxy card.

Dated: __________________________, 2005

______________________________________________
                  Signature(s)

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Please fill in boxes as shown using black or blue ink or number 2 pencil	[X]
PLEASE DO NOT USE FINE POINT PENS

The Board of Directors recommends that you vote FOR THE NEW INVESTMENT ADVISORY AGREEMENT.

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement:	|_|	|_|	|_|

2.	In their discretion, upon such other business as may properly come before the meeting.

Please check box at right if you will be attending the meeting	|_|

PLEASE SIGN AND DATE ON THE REVERSE SIDE.